Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 8 - SUBSEQUENT EVENTS:

a.	On July 29, 2026, the Company’s shareholders approved an increase in the Company’s authorized share capital from 3,000,000 ordinary shares, NIS 1.50 par value each, to 50,000,000 ordinary shares, NIS 1.50 par value each.

b.	On August 18, 2026, the Company’s shareholders approved an amendment to the Company’s amended and restated Memorandum and Articles of Association to eliminate the par value of the Company’s ordinary shares. Following such amendment, the Company’s ordinary shares are without par value.

At the same meeting, the Company’s shareholders approved a reverse share split of the Company’s ordinary shares at a ratio ranging from one-for-eight to one-for-twelve, with the final ratio and effective date to be determined by the Company’s board of directors. On September 1, 2026, the board of directors determined that the reverse share split would be effected at a ratio of one-for-ten. The reverse share split became effective on September 4, 2026, at which time every ten ordinary shares of the Company were consolidated into one ordinary share.

No fractional ordinary shares were issued as a result of the reverse share split, and fractional shares were rounded to the nearest whole ordinary share.

In connection with the reverse share split, proportionate adjustments were made to the number of ordinary shares issuable upon the exercise or vesting of the Company’s outstanding warrants, RSU’s, options and other equity awards, as applicable, and to the related exercise prices.

All share and per share amounts presented in these condensed consolidated financial statements and the accompanying notes have been retroactively adjusted to reflect the one-for-ten reverse share split for all periods presented (see Note 6).

c.	On August 29, 2026, the Company entered into a Share Purchase Agreement (the “Purchase Agreement”) with LightSolver, an Israeli private company, and the shareholders of LightSolver, pursuant to which the Company agreed to acquire all of the issued and outstanding share capital of LightSolver. On September 3, 2026, the acquisition was completed and LightSolver became a subsidiary of the Company. Subsequently, on September 30, 2026, the Company entered into an amendment to the Purchase Agreement.

LightSolver is an Israeli technology company developing a photonic computing platform based on its proprietary Laser Processing Unit (“LPU”) technology. Following the acquisition, the Company expanded its operations into the high-performance computing and photonics sectors, alongside its existing regenerative and aesthetic medicine activities.

Pursuant to the Purchase Agreement, as amended, the consideration to the former shareholders of LightSolver includes: (i) 336,103 newly issued ordinary shares of the Company, representing approximately 17.8% of the Company’s outstanding ordinary shares immediately prior to the execution of the Share Purchase Agreement; (ii) pre-funded warrants to purchase an aggregate of 668,448 ordinary shares of the Company at an exercise price of $0.0001 per share; and (iii) three series of milestone-based warrants to purchase an aggregate of up to 22,231,164 ordinary shares of the Company, consisting of warrants to purchase up to 2,455,120, 9,553,640 and 10,222,404 ordinary shares, respectively (collectively, the “Consideration Securities”). The milestone warrants become exercisable upon the achievement of specified technological and commercial milestones.

In addition, certain holders of outstanding and unvested options of LightSolver are entitled to receive rollover options to purchase an aggregate of 385,198 ordinary shares of the Company. The issuance of ordinary shares upon exercise of the pre-funded warrants, milestone warrants and rollover options is subject to an equity issuance limitation designed to comply with Nasdaq Listing Rule 5635. To the extent the applicable Nasdaq issuance threshold would be exceeded, shareholder approval will be required before the underlying ordinary shares may be issued.

At closing, the Company invested $5.0 million in LightSolver to fund its working capital and operational needs. In addition, one SAFE previously issued by LightSolver with an aggregate purchase amount of $2.0 million remained outstanding following the closing and may result in future dilution of the Company’s ownership interest in LightSolver.

H.C. Wainwright & Co., LLC (“Wainwright”) acted as advisor to the Company and in connection with the acquisition, the Company entered into a finder agreement pursuant to which the Company agreed to issue Wainwright (or its designees) warrants (the “Finder Warrants”) to purchase 200,000 of our ordinary shares at an exercise price of $3.60 per share upon closing of the acquisition. The warrants will have a five-year term following initial exercise date and the exercisability of the warrants shall be subject to shareholder approval.

Rodman & Renshaw, LLC (“R&R”) acted as advisor to LightSolver and in connection with the acquisition, on September 24, 2026, the Company and LightSolver entered into an agreement with R&R (the “R&R Agreement”) providing for the issuance to R&R of the following: (i) a pre-funded warrant to purchase 69,487 of our ordinary shares and milestone warrants to purchase an aggregate of 1,111,558 of our ordinary shares, the exercise of which shall be subject to the same milestone triggers as the Consideration Securities (the “Advisor Acquisition Securities”), (ii) a contingent pre-funded warrant to purchase 106,294 of our ordinary shares for each $6.25 million of gross proceeds in certain equity and debt financing and grants or sales of certain assets up to a maximum of pre-funded warrants to purchase 425,176 of our ordinary shares (the “Contingent Pre-Funded Warrants”), and (iii) a pre-funded warrant to purchase 18,761 of our ordinary shares and milestone warrants to purchase an aggregate of 300,120 of our ordinary shares, the exercise of which shall be subject to the same milestone triggers as the Consideration Securities (the “Advisory Securities”). The Company and LightSolver also entered into an agreement on substantially similar terms as the R&R Agreement with another advisor granting to such advisor Advisor Acquisition Securities, Contingent Pre-Funded Warrants and Advisory Securities and who is acting in an advisory role to LightSolver. The issuance of ordinary shares underlying the Advisor Acquisition Securities, Contingent Pre-Funded Warrants and Advisory Securities to both such parties will be subject to shareholder approval. Pursuant to an instruction from LightSolver, the Advisor Acquisition Securities and Advisory Securities issuable to such advisors will be deducted from the Consideration Securities otherwise issuable under the Purchase Agreement.

d.	During August and September 2026, certain shareholders exercised Series B warrants to purchase an aggregate of 1,529,412 ordinary shares, the issuance of which was held in abeyance, and exercised pre-funded warrants to purchase 218,618 ordinary shares, resulting in aggregate proceeds to the Company of approximately $5.2 million. In connection with the exercise of the Series B warrants, Wainwright is entitled to placement agent warrants to purchase 91,765 ordinary shares.